SUPPLEMENT DATED SEPTEMBER 16, 2024
To the following variable annuity prospectuses:
Allianz Index Advantage+®
Allianz Index Advantage+ NF®
Allianz Index Advantage+ Income®
Allianz Index Advantage Income ADV®
Dated May 1, 2024

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following applies to Contracts issued in Nebraska on or after September 16, 2024.

The following allocation options are now available in Nebraska:

•	The Index Dual Precision Strategy 1-year Term with 10%, 20%, and 30% Buffers;
•	The Index Performance Strategy 1-year Term with 20% and 30% Buffers; and
•	The Index Performance Strategy 6-year Term with 20% Buffer.

As a result, the Material Contract Variations by State and Issue Date appendix is revised to indicate that these allocation options are now available in Nebraska as stated above.

PRO-004-0524
(IXAP-003, INFP-003, IAIP-003, IAI-003-ADV)